SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.                  )

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement       [   ]  Confidential.  For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Unity Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
     (5) Total fee paid:

------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously paid:

------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:

------------------------------------------------------------------------------
     (3) Filing Party:

------------------------------------------------------------------------------
     (4) Date Filed:

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

                                     [LOGO]
                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809

                                                                 April 4, 1997

Dear Unity Bancorp, Inc. Stockholder:

     You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Unity Bancorp, Inc. (the "Company") to be held on April 25, 1997 at 3:30 p.m. at the main office of First Community Bank, 64 Old Highway 22, Clinton, New Jersey 08809.

      At the Annual Meeting, stockholders will be asked to: (1) elect three members to the Board of Directors; (2) approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock; (3) approve the Unity Bancorp, Inc. 1997 Stock Option Plan; and (4) approve the Unity Bancorp 1997 Stock Bonus Plan.

      The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

      YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

      On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                   Sincerely yours,

                                   /s/ ROBERT VAN VOLKENBURGH
                                   --------------------------------
                                   Robert Van Volkenburgh
                                   Chairman of the Board and
                                   Chief Executive Officer

                                     [LOGO]
                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 25, 1997

      Notice is hereby given that the 1997 Annual Meeting of stockholders (the "Annual Meeting") of Unity Bancorp, Inc. (the "Company") will be held at the main office of First Community Bank, 64 Old Highway 22, Clinton, New Jersey 08809, April 25, 1997 at 3:30 p.m. for the purpose of considering and voting upon the following matters:

      1. The election of the nominees named in the accompanying Proxy Statement to serve as directors of the Company for the terms of office specified and until their successors are duly elected and qualified.

      2. Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock.

      3.    Approval of the Unity Bancorp, Inc. 1997 Stock Option
            Plan.

      4.    Approval of the Unity Bancorp 1997 Stock Bonus Plan.

      5. Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      Stockholders of record at the close of business on March 17, 1997 are entitled to notice of, and to vote at, the Annual Meeting.

      All stockholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                    By Order of the Board of Directors

                    /s/ ROBERT VAN VOLKENBURGH
                    ----------------------------------------
                    Robert Van Volkenburgh, Chairman of
                    the Board and Chief Executive Officer

April 4, 1997
Clinton, New Jersey

                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809

                          -----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 25, 1997

                          -----------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

      This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished to the stockholders of Unity Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the main office of First Community Bank, the Company's bank subsidiary (the "Bank"), 64 Old Highway 22, Clinton, New Jersey 08809 on April 25, 1997, at 3:30 p.m. New Jersey time, and at any adjournments thereof. These proxy materials are first being mailed on or about April 4, 1997, to holders of record on March 17, 1997 (the "Record Date") of the Company's common stock, no par value (the "Common Stock").

      A stockholder may revoke a proxy at any time before the proxy is voted by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by appearing and voting in person at the Annual Meeting. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement and "FOR" the approval of each of the other specific proposals presented in this Proxy Statement. As to any other matter of business that may be brought before the Annual Meeting, all shares represented by valid proxies will be voted in accordance with the judgment of the person or persons voting the same.

      All expenses of the Company in connection with the solicitation on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

      Holders of record of Common Stock at the close of business on the Record Date are entitled to receive notice of, and will be entitled to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 1,973,425 shares of Common Stock. No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters which may come before the Annual Meeting.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the matters being proposed for stockholder action set forth in Proposals 2, 3 and 4, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under Delaware law, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposals 2, 3 and 4. Shares as to which the "ABSTAIN" box has been selected will be counted as present and will therefore have the effect of voting against Proposals 2, 3 and 4. In contrast, broker non-votes will not be counted as present and so will have no effect.

      The Board of Directors knows of no matters, other than those disclosed in the Notice of Annual Meeting, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

      All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

      In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors has fixed the number of directors constituting the Board at five. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. The Board of Directors has nominated and recommends the election of each of the nominees listed below for the term set forth for such nominee and until their successors shall have been elected and qualified. Unless otherwise instructed by the stockholders, the persons named in the enclosed form of proxy will vote the shares represented by such proxy "FOR" the election of the nominees named in this Proxy Statement, subject to the condition that if the named nominees should be unable to serve, discretionary authority is reserved to vote for a substitute. No circumstances are presently known which would render the nominees named herein unable or unwilling to serve. In accordance with the Bylaws of the Company directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

      Effective March 1, 1997, the Company's Board of Directors unanimously voted to enlarge the size of the Board from three directors to five directors. Messrs. DeTommaso and Hazard were appointed to fill the vacancies created.

      The following table sets forth, as of the Record Date, the names of the nominees and those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company or the Bank, and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire.

                   TABLE I--NOMINEES FOR 1997 ANNUAL MEETING

===============================================================================
NAME, AGE AND POSITION   PRINCIPAL OCCUPATION         DIRECTOR      TERM
WITH COMPANY(1)          DURING PAST FIVE YEARS       SINCE(2)      EXPIRES
-------------------------------------------------------------------------------
Robert J. Van            Chairman of the Board and    1990          2000
Volkenburgh, 54,         Chief Executive Officer
Chairman of the Board    of the Company; Chairman
and Chief Executive      of the Board of the Bank;
Officer                  Chief Executive Officer
                         of Total Packaging
                         Corporation and Best
                         Packaging & Design Corp.
-------------------------------------------------------------------------------
Walter Hazard, 54,       President, Atrion            1990          2000
Director of the Bank     Corporation; Director,
                         Atrion Communication
                         Resources (Computers)
-------------------------------------------------------------------------------
Peter P. DeTommaso, 71,  Chief Executive Officer      1991          1999
Director of the Bank     Home Owners Heaven, Inc.
                         (Hardware and Lumber
                         Retail)
-------------------------------------------------------------------------------

===============================================================================

----------
(1)   Each nominee for director of the Company is also a director of the Bank.

(2)   Includes prior service on Board of Directors of Bank.

            TABLE II - DIRECTORS OF THE COMPANY WHOSE TERMS CONTINUE
                           BEYOND THIS ANNUAL MEETING

===============================================================================
NAME, AGE AND POSITION  PRINCIPAL OCCUPATION      DIRECTOR       TERM
WITH COMPANY(1)         DURING PAST FIVE YEARS    SINCE(2)       EXPIRES
-------------------------------------------------------------------------------
David D. Dallas, 42,    Vice Chairman and         1990           1999
Vice Chairman and       Corporate Secretary of
Corporate Secretary     the Company; Vice
                        Chairman of the Bank;
                        Chief Executive Officer
                        of Dallas Group of
                        America (Chemicals)

===============================================================================
NAME, AGE AND POSITION  PRINCIPAL OCCUPATION      DIRECTOR     TERM
WITH COMPANY(1)         DURING PAST FIVE YEARS    SINCE(2)     EXPIRES
-------------------------------------------------------------------------------
James Hyman, 51         President - Chief         1990         1998
President, Chief        Operating Officer and
Operating Officer and   Director of the Company;
Director                President and Chief
                        Executive Officer of the
                        Bank.
-------------------------------------------------------------------------------

===============================================================================

----------
(1)   Each director of the Company is also a director of the Bank.

(2)   Includes prior service on Board of Directors of Bank.


               TABLE III - DIRECTORS OF THE BANK WHO DO NOT SERVE
                           AS DIRECTORS OF THE COMPANY

The following table sets forth the names of and certain information concerning those members of the Board of Directors of the Bank who are not also directors of the Company.

===============================================================================
NAME, AGE AND POSITION     PRINCIPAL OCCUPATION DURING             DIRECTOR
WITH BANK                  PAST FIVE YEARS                          SINCE
-------------------------------------------------------------------------------
Robert H. Dallas, II,      Vice President and Chief                1990
50, Director               Operating Officer, Dallas
                           Group of America (Chemicals)
-------------------------------------------------------------------------------
Jeffrey Devers, 42,        President, The Palladin Group,          1997
Director                   L.P.
-------------------------------------------------------------------------------
John Fallone, 43,          President, The Fallone                  1994
Director                   Organization
-------------------------------------------------------------------------------
Charles S. Loring, 55,     Owner, Charles S. Loring, CPA           1990
Director                   (Accountants)
-------------------------------------------------------------------------------
John O'Brien, 59,          Owner, O'Brien Funeral Home             1994
                           Director
-------------------------------------------------------------------------------
Peter G. Schoberl, 42,     Executive Vice President and            1996
Director, Executive Vice   Senior Lending Officer of the
President and Senior       Bank since 1995.  Previously,
Lending Officer of the     Senior Vice President and
Bank                       Senior Lending Officer of
                           American Union Bank from 1990 to 1995.

===============================================================================
NAME, AGE AND POSITION     PRINCIPAL OCCUPATION DURING      DIRECTOR
WITH BANK                  PAST FIVE YEARS                   SINCE
-------------------------------------------------------------------------------
Samuel Stothoff, 64,       President, Samuel Stothoff       1990
Director                   Company (Well Drilling)
-------------------------------------------------------------------------------
Allen Tucker, 70,          President, Tucker Enterprises    1995
Director                   (Real Estate Development)
-------------------------------------------------------------------------------
Robert J. van              Physician                        1995
Volkenburgh, Jr., M.D.,
32, Director
-------------------------------------------------------------------------------

===============================================================================

No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Robert J. van Volkenburgh, Jr., M.D. is the son of Mr. Robert
J. Van Volkenburgh.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEE MEETINGS

      During the fiscal year ended December 31, 1996, the Board of Directors of the Company held seven (7) meetings. During the fiscal year, no director attended fewer than 100% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of the Committees of the Board of Directors on which such director served.

      For the fiscal year ended December 31, 1996, the Company did not maintain an Audit Committee. However, pursuant to the requirements of the American Stock Exchange, effective March 1, 1997, the Company established an Audit Committee consisting of Messrs. Dallas, Hazard and DeTommaso. The Audit Committee will arrange for the annual financial statement audit through the Company's independent certified public accountants, review and evaluate the recommendations of the annual audit, receive reports of examinations of the Bank by the Bank's internal audit department, analyze such internal reports, receive reports of regulatory examinations of the Company and the Bank by the applicable regulatory agencies, analyze such reports, and report to the Board of Directors the results of this analysis.

      The Company does not maintain a separate Nominating Committee. The full Board of Directors acts as a Nominating Committee.

COMPENSATION OF DIRECTORS

      Directors of the Company do not receive compensation for their service on the Company's Board.

      Non-employee directors of the Bank receive an annual retainer of up to $5,000, depending upon their years of service on the Board. Non-employee directors who have one year of service receive a $3,000 retainer. Non-employee directors with two years of service receive a $4,000 retainer, and non-employee directors with three or more years of service receive the entire $5,000 retainer. Each Committee Chairman also receives a $1,000 Committee retainer.

      Directors also receive $300 for attendance at each Board of Directors meeting and $150 for attendance at each Committee meeting. In addition, during 1996, Mr. Van Volkenburgh received an annual retainer of $100,000, payable monthly, for his services as Chairman of the Board of the Bank and Mr. D. Dallas received an annual retainer of $50,000 payable monthly for his service as Vice Chairman of the Board of the Bank.

      The Company maintains the 1994 Stock Option Plan for Non-Employee Directors (the "Directors Plan") which provides for options to purchase shares of Common Stock to be issued to non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual directors to whom options are granted under the Non-Employee Plan are selected by the Board of Directors, which has the authority to determine the terms and conditions of options granted under the Non-Employee Plan and the exercise price therefor. For the fiscal year ended December 31, 1996, 38,125 options were granted under the Non-Employee Plan. All of such options had an exercise price of $10.80.

      The Company is presenting to stockholders for approval the Unity Bancorp, Inc. 1997 Stock Option Plan, a stock option plan for management of the Company, including members of the Board of Directors. See Proposal 3 for a summary of the material terms of the Unity Bancorp, Inc. 1997 Stock Option Plan. In addition, the Company is presenting to stockholders for approval the 1997 Stock Bonus Plan, a stock bonus plan for management of the Company, including members of the Board of Directors. See Proposal 4 for a summary of the material terms of the Unity Bancorp 1997 Stock Bonus Plan.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following tables set forth, as of February 28, 1997, certain information concerning the ownership of shares of Common

Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company and each director of the Bank,
(iii) each named executive officer described in this Proxy Statement under the caption "Executive Compensation," and (iv) all directors and officers of the Company as a group.

                                   THE COMPANY
                                   -----------

================================================================================
    Name and Position              Number of Shares          Percent
      With Company           Beneficially Owned (1)         of Class
--------------------------------------------------------------------------------
David D. Dallas
Vice Chairman and
Corporate Secretary                180,861 (2)                9.10%
--------------------------------------------------------------------------------
Peter P. DeTommaso,
Nominee for Director of
the Company; Director of
the Bank                           128,498 (3)                6.5%
--------------------------------------------------------------------------------
Walter Hazard, Nominee
for Director of the
Company; Director of The
Bank                               64,657 (4)                3.27%
--------------------------------------------------------------------------------
James Hyman
President and Chief
Operating Officer                  25,264 (5)                1.28%
--------------------------------------------------------------------------------
Robert J. Van Volkenburgh
Chairman of the Board and
Chief Executive Officer            284,013 (6)             14.25%
--------------------------------------------------------------------------------
Directors and Executive
Officers of the Company
as a Group (6 persons)             688,127                    33.93%
================================================================================

----------
(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) Includes 19,701 shares and 1,500 shares purchasable upon the exercise of immediately exercisable warrants owned by the Dallas Group of America Employee's Profit Sharing Plan and Trust, 61,763 shares owned by the Dallas Group of America, Inc., and 18,201 shares held by Trenton Liberty Insurance Company, T/A Alexander Insurance Managers. These shares are also disclosed as beneficially owned by Robert Dallas. Also includes 15,881 shares held by Mr. Dallas' mother in own name, and 7,524 shares held by Mr. Dallas' minor children in their own names, and 12,250 shares issuable upon the exercise of immediately exercisable options.

(3) Includes 103,626 shares owned jointly with Mr. DeTommaso's spouse, and 20,416 shares owned jointly by Mr. DeTommaso and his brother. Also includes 3,500 shares issuable upon the exercise of immediately exercisable options.

(4) Includes 19,245 shares and 1,000 shares purchasable upon the exercise of immediately exercisable warrants held by the Atrion Corporation Pension Fund, 9,037 shares and 1,000 shares purchasable upon the exercise of immediately exercisable warrants held by profit sharing funds controlled by Mr. Hazard, 5,207 shares held by Atrion Corporation, and 3,853 shares held by Mr. Hazard's spouse. Also includes 3,500 shares issuable upon the exercise of immediately exercisable options and 1,000 shares purchasable upon the exercise of immediately exercisable warrants.

(5) Includes 4,691 shares held by Mr. Hyman's spouse, of which Mr. Hyman disclaims beneficial ownership, 5,211 shares held in a brokerage account for Mr. Hyman's benefit, 827 shares held jointly with Mr. Hyman's spouse, and 7,750 shares issuable upon the exercise of immediately exercisable options.

(6) Includes 68,613 shares held by Mr. Van Volkenburgh's spouse in her own name, 12,381 shares owned jointly by Mr. Van Volkenburgh and his spouse, 21,513 shares held by Total Packaging Corporation, a corporation owned by Mr. Van Volkenburgh, and 18,750 shares held in a brokerage account for the benefit of Mr. Van Volkenburgh. Also includes 18,375 shares issuable upon exercise of immediately exercisable options and 1,500 immediately exercisable warrants. Mr. Van Volkenburgh disclaims beneficial ownership of the shares held by his spouse in her own name. Also includes 4,375 shares held by RJV Capital Management LLC, a limited liability company owned by Mr. Van Volkenburgh.

                                    THE BANK
                                    --------

The following table sets forth, as of February 28, 1997, certain information concerning the ownership of shares of the Common Stock by directors of the Bank who are not also directors of the Company.

================================================================================
      Name and Position                 Number of Shares         Percent
          With Bank                   Beneficially Owned (1)    of Class
--------------------------------------------------------------------------------
Robert H. Dallas, II,                   149,399 (2)(7)           7.55%
Director
--------------------------------------------------------------------------------
Jeffrey Devers, Director                72,826 (9)               3.6%
--------------------------------------------------------------------------------
John Fallone, Director                  74,842 (3)(7)            3.77%
--------------------------------------------------------------------------------
Charles S. Loring,                      75,561 (4)(7)            3.82%
Director
--------------------------------------------------------------------------------
John O'Brien, Director                  72,871 (7)               3.68%
--------------------------------------------------------------------------------
Peter G. Schoberl,                       4,286 (5)               .22%
Director, Executive Vice
President and Senior
Lending Officer of the
Bank
--------------------------------------------------------------------------------
Samuel Stothoff,                        49,935 (6)(7)            2.53%
Director
--------------------------------------------------------------------------------
Allen Tucker, Director                  44,075 (7)(8)            2.23%
--------------------------------------------------------------------------------
Robert J. van                           34,499 (7)               1.75%
Volkenburgh, Jr., M.D.,
Director
================================================================================

----------
(1) Beneficially owned shares include shares over which the named person exercised either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) Includes 19,701 shares and 1,500 shares purchasable upon the exercise of immediately exercisable warrants held by the Dallas Group of America Employee's Profit Sharing Plan and

      Trust and 18,201 shares held by the Trenton Liberty Insurance Company, T/A Alexander Insurance Managers, and 61,763 shares held by the Dallas Group of America, Inc. which 99,665 shares are also disclosed as beneficially owned by David D. Dallas, and 3,762 shares owned by Mr. Dallas' minor child in his own name.

(3) Includes 15,207 shares held jointly by Mr. Fallone and his spouse, 6,273 shares issuable upon the exercise of immediately exercisable warrants and 10,207 shares held by a trust of which Mr. Falcone is trustee.

(4) Includes 6,285 shares held by Mr. Loring's spouse in her own name, 13,715 shares owned jointly with his spouse, and 7,650 shares held by an Estate for which Mr. Loring is the Executor. Mr. Loring disclaims beneficial ownership of the shares held by his spouse. Also includes 800 shares purchasable upon the exercise of immediately exercisable warrants.

(5) Includes 3,875 shares issuable upon the exercise of immediately exercisable options, 18 shares held jointly with Mr. Schoberl's spouse and 196 shares held by Mr. Schoberl's spouse.

(6) Includes 34,000 shares held jointly by Mr. Stothoff and his spouse and 4,852 shares held by Mr. Stothoff's spouse in her own name. Mr. Stothoff disclaims beneficial ownership of the shares held by his spouse. Also includes 365 shares purchasable upon the exercise of immediately exercisable warrants.

(7) Includes 3,500 shares issuable upon the exercise of immediately exercisable options.

(8) Includes 11,700 shares held by Mr. Tucker's spouse and 833 shares held by his daughter.

(9) Includes 36,363 shares and 36,363 shares purchasable upon the exercise of immediately exercisable warrants held by The Palladin Group, L.P., of which Mr. Devers is President.

                             EXECUTIVE COMPENSATION

      The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company or the Bank whose individual remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                         CASH AND CASH EQUIVALENT FORMS
                                 OF REMUNERATION
                                 ---------------

========================================================================================================
                                              Annual Compensation                Long-Term Compensation
                                       -----------------------------------------------------------------
                                                                                         Awards
                                                                                ------------------------
                                                                                              Securities
                                                                     Other       Restricted   Underlying
                                                                    Annual         Stock        Options/
Name and Principal                       Salary       Bonus      Compensation     Award(s)       SARs
Position                     Year         ($)          ($)           ($)(1)         ($)           (#)
--------------------------------------------------------------------------------------------------------
Robert J. Van                1996      $100,000(2)   $      0      $  8,400       $   0          9,375
Volkenburgh, Chairman
and Chief Executive
Officer
--------------------------------------------------------------------------------------------------------
                             1995        60,000(2)          0         9,550           0              0
--------------------------------------------------------------------------------------------------------
                             1994        32,000(2)          0         7,650           0              0
--------------------------------------------------------------------------------------------------------
James Hyman, President       1996       130,000(2)      6,500        10,162           0          3,750
--------------------------------------------------------------------------------------------------------
                             1995       120,000        27,900(3)          0           0              0
--------------------------------------------------------------------------------------------------------
                             1994       111,300         5,000             0           0              0
--------------------------------------------------------------------------------------------------------

(1) Other annual compensation includes director fees, insurance premiums and the personal use of Bank automobiles.

(2) Consists of Mr. Van Volkenburgh's annual retainer as Chairman of the Board of the Bank. Mr. Van Volkenburgh does not receive compensation for his services of Chief Executive Officer of the Company.

(3) $20,000 of the 1995 annual bonus paid to James Hyman represents the value of 3,071 shares of Common Stock issued to Mr. Hyman under the Company's Stock Bonus Plan in February, 1995, at a value of $6.51 per share.

STOCK OPTION PLAN FOR EMPLOYEES

      The Company maintains the Employee Plan under which 62,500 shares of Common Stock have been reserved for issuance, subject to adjustments as set forth therein. Officers and other key employees of the Company (including officers and employees who are directors), the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the Employee Plan. The Board of Directors administers the Employee Plan, and has the authority to determine the key employees who will receive options under the Employee Plan, the terms and conditions of options granted under the Employee Plan and the exercise price therefor.

STOCK BONUS PLAN

      The Company maintains a Stock Bonus Plan (the "Stock Bonus Plan"). Under the Stock Bonus Plan, 21,929 shares of Common Stock have been reserved for issuance. Directors, Officers and other key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the Stock Bonus Plan. The Board of Directors of the Company administers and supervises the Stock Bonus Plan. The Board has the authority to determine the key employees or directors who will receive awards under the Plan and the number of shares awarded to each recipient.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

---------------------------------------------------------------------------------------------
                                       INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------------
                      NUMBER OF        % OF TOTAL                                    PRESENT
                     SECURITIES       OPTIONS/SARS                                  VALUE OF
                     UNDERLYING        GRANTED TO      EXERCISE OR                  GRANT ON
                  OPTIONS/SARS        EMPLOYEES IN     BASE PRICE    EXPIRATION    GRANT DATE
      NAME          GRANTED (#)(1)      FISCAL YEAR       ($/SH)         DATE           ($)
---------------------------------------------------------------------------------------------
Robert J. Van          9,375             24.59%          $10.80        1/1/01       $34,125
Volkenburgh
---------------------------------------------------------------------------------------------
James Hyman            3,750             31.06%           9.72         1/1/01        15,225
---------------------------------------------------------------------------------------------
=============================================================================================

----------
(1) Options granted to Messrs. Van Volkenburgh and Hyman are immediately exercisable.

(2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield of 0%; expected volatility of 47.06%; risk-free interest rates of 5.21%; and expected lives of 2 years and 6 months.

      The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. Stock options were exercised by such executive officers during 1996:

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

================================================================================
                                                               Value of
                                           Number of           Unexercised In-
                                           Securities          the-Money
                                           Underlying          Options/SARs at
                                           Unexercised         FY-End ($)
                                           Options/SARs at     (based on
               Shares          Value       FY-End (#)          $13.50 per share)
               Acquired on     Realized    Exercisable/        Exercisable/
 Name          Exercise (#)       $        Unexercisable       Unexercisable
 ----          ------------    --------    -----------------   -------------
--------------------------------------------------------------------------------
Robert J. Van        0        $    0         9,375(E)            $  12,656(E)
Volkenburgh
--------------------------------------------------------------------------------
James Hyman          0             0         3,750(E)               14,175(E)
================================================================================

Change In Control Agreement

      The Company has entered into a Change in Control Agreement (the "Agreement") with Peter Schoberl, Director, Executive Vice President and Senior Lending Officer of the Bank. The Agreement has a four year term from January 1, 1995 through December 31, 1998. The Agreement provides that upon the occurrence of a change in control (as defined in the Agreement) of the Company and in the event Mr. Schoberl is terminated for reasons other than cause (as defined in the Agreement), he will be entitled to severance pay in amounts equal to 100%, 75%, 50% and 25% of his base salary, respectively, in each of the first four years of the Agreement. The Agreement further provides that Mr. Schoberl will be entitled to receive benefits under the Agreement in the event he resigns from his employment with the Company within 18 months of a change in control and within thirty days of the occurrence of any of the following events after such change in control: (i) he is reassigned to a position of lesser rank or status than his position at the time of the change in control; (ii) his place of employment is relocated by more than thirty miles from its location prior to the change in control; or (iii) his compensation or other benefits are reduced. Had a change of control occurred during 1996 and had Mr. Schoberl become entitled to severance pay, he would have received $70,875.

CERTAIN TRANSACTIONS WITH MANAGEMENT

      The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

      The Company leases both its headquarters and its Scotch Plains office from partnerships consisting of Messrs. Van Volkenburgh, R. Dallas and D. Dallas. Under the leases for these facilities, the partnerships received in 1996 rental payments of $327,748. The Company believes that these rent payments reflect market rents and that the leases reflect terms which are comparable to those which could have been obtained in a lease with an unaffiliated third party. Pursuant to these leases, the annual base rent during the second and third year will increase by 6% annually. Starting in year four, the annual base rent will increase by the higher of the Urban Consumer Price Index or 3% annually. In addition, the Company intends to lease additional space in its headquarters facility. The Company anticipates that the additional rental payments for this additional space will be comparable to rents which could have been obtained in comparable leases with unaffiliated third parties.


                        RECOMMENDATION AND VOTE REQUIRED

      Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.


                        PROPOSAL 2. APPROVAL OF AMENDMENT
                         TO THE COMPANY'S CERTIFICATE OF
                          INCORPORATION TO INCREASE THE
                         NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK

      The Board of Directors has approved and recommends that the stockholders adopt an amendment to Article Fourth of the Company's Certificate of Incorporation which would increase the number of authorized shares of Common Stock from 2,500,000 to 7,500,000 ("Authorized Stock Amendment"). The Company's Certificate of Incorporation currently provides for an authorized capitalization of 3,000,000 shares of capital stock, consisting of 2,500,000 shares of Common Stock, and 500,000 shares of preferred stock. No shares of preferred stock are outstanding. The Authorized Stock Amendment will not increase or otherwise affect the number of authorized shares of preferred stock which may be issued by the Company. The provisions of Article Fourth of the Company's

Certificate of Incorporation, as proposed to be amended by the Authorized Stock Amendment, are set forth in Exhibit A to this Proxy Statement.

      As of the Record Date, in addition to the 1,973,425 shares of Common Stock issued and outstanding, an additional 62,500 shares of Common Stock were reserved for issuance under the Employee Plan, an additional 62,500 shares of Common Stock were reserved for issuance under the Non-Employee Plan, an additional 21,929 shares of Common Stock were reserved for issuance under the Stock Bonus Plan, and an additional 401,500 shares of Common Stock were reserved for issuance upon exercise of 401,500 outstanding Common Stock purchase warrants ("Warrants"). Further, if the proposed Unity Bancorp, Inc. 1997 Stock Option Plan and 1997 Stock Bonus Plan are adopted by stockholders at the Annual Meeting, an additional 100,000 shares of Common Stock will be reserved for issuance upon exercise of options which may be granted thereunder. Therefore, as of the Record Date, there were a total of 2,512,542 shares of Common Stock (not including the additional 100,000 shares of Common Stock which will be reserved if the Unity Bancorp, Inc. 1997 Stock Option Plan and 1997 Stock Bonus Plan are approved) either issued and outstanding or reserved for issuance out of a total of 2,500,000 authorized shares of Common Stock. Therefore, in order to meet its existing obligations, the Company must provide for additional authorized shares of Common Stock. If the Authorized Stock Amendment is not adopted, the Company will have no shares available for future capital raising needs, potential acquisitions or other corporate purposes.

      The Board believes that the increased number of authorized shares of Common Stock contemplated by the proposed Authorized Stock Amendment is desirable to make additional unreserved shares of Common Stock available for issuance or reservation without further stockholder authorization, except as may be required by law or by the rules of the American Stock Exchange. Authorizing the Company to issue more shares than currently authorized by the Certificate of Incorporation will not affect materially any substantive rights, powers or privileges of holders of shares of Common Stock. However, the Board believes that having such additional shares authorized and available for issuance or reservation will allow the Company to have greater flexibility in considering potential future actions involving the issuance of stock, including stock dividends or splits. The Board has no current plans to effect such potential actions. Other than with respect to the reservation of shares of Common Stock in connection with (i) the Employee Plan; (ii) the Non-Employee Plan; (iii) the Stock Bonus Plan; (iv) Warrants; and (v) the Unity Bancorp, Inc. 1997 Stock Option Plan and the Unity Bancorp, inc. 1997 Stock Bonus plan if approved at the Annual Meeting, the Company has no other plans or other existing or proposed agreements or understandings to issue, or reserve for future issuance, any of the additional shares of Common Stock which would be authorized by the Authorized Stock
Amendment.

      The Authorized Stock Amendment is not being advanced as a result of any known effort by any party to accumulate shares of Common Stock or to obtain control of the Company.

      In order for the Authorized Stock Amendment to be approved, the affirmative vote of a majority of the shares of Common Stock entitled to be cast at the Annual Meeting is required.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" APPROVAL OF THE AUTHORIZED STOCK AMENDMENT.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AUTHORIZED STOCK AMENDMENT.


                 PROPOSAL 3. APPROVAL OF THE UNITY BANCORP, INC.
                             1997 STOCK OPTION PLAN

      The Board of Directors of the Company is presenting for stockholder approval the 1997 Stock Option Plan (the "1997 Option Plan"), which is attached hereto as Exhibit B. The purpose of the 1997 Option Plan is to promote the growth and profitability of the Company and the Bank by providing an incentive in the form of stock options to attract and retain skilled and experienced management personnel, including directors, by encouraging their acquisition of an equity interest in the Company, thereby more fully aligning their interests with those of the stockholders of the Company. The following is a summary of the material terms of the 1997 Option Plan which is qualified in its entirety by the complete provisions of the attached 1997 Option Plan document at Exhibit B.

      The 1997 Option Plan authorizes the granting of incentive stock options ("ISOs") and non-statutory options for a total of 50,000 shares of Common Stock to certain members of management of the Company and the Bank. Participants in the 1997 Option Plan will be chosen by the Board of Directors of the Company from among the executive officers and directors of the Company, the Bank and any other subsidiaries the Company may acquire or form.

      The exercise price for options granted under the 1997 Option Plan will be determined by the Board of Directors at the time of grant, but may not be less than 85% of the fair market value of the Common Stock on the date of grant. The exercise price for any ISOs must be 100% of the fair market value of the common stock on the date of grant.

      The 1997 Option Plan may be amended from time to time by the Board of Directors of the Company. The rights and obligations under any option granted before an amendment shall not be altered or impaired by any such amendment without the written consent of the optionee.

      The options granted under the 1997 Option Plan may either be incentive stock options or non-statutory options. The grant of a non-statutory option which does not have a readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The non-statutory options granted under the 1997 Option Plan should be considered as not having a readily ascertainable fair market value at the time of grant because they are neither tradeable on an established market.

      The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount (i) by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock, or (ii) the amount received for such option if it is transferred prior to exercise. Upon exercise of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to the amount paid for the stock plus the amount taxed at exercise and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

      For federal income tax purposes, no taxable income results to the optionee upon the grant of an Incentive Stock Option or upon the issuance of shares to the optionee upon the exercise of the option. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an Incentive Stock Option.

      If shares acquired upon the exercise of an Incentive Stock Option are not disposed of within the two-year period following the date the option is granted and within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option and at all times during the period beginning on the date of granting of the option and ending on the day three (3) months before the date of such exercise, the recipient of the option was an employee of the Company, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite periods described above, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided that the deduction is reasonable and that the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition of the shares over the fair market value of the shares at the time of exercise will be treated as capital gain.

      Shareholder approval of the 1997 Option Plan is being sought in order to comply with certain requirements of the American Stock Exchange.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE 1997 OPTION PLAN.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1997 OPTION PLAN.

                 PROPOSAL 4. APPROVAL OF THE UNITY BANCORP, INC.
                              1997 STOCK BONUS PLAN

      The Company is presenting for stockholder approval the Unity Bancorp, Inc. 1997 Stock Bonus Plan (the "Bonus Plan") as a method of providing directors and executive officers of the Company, the Bank and any subsidiaries the Company may acquire or form with a proprietary interest in the Company as an incentive designed to encourage such persons to promote the growth and profitability of the Company and the Bank, to remain in service with the Company and the Bank and to reward such persons for the past performance of the Company and the Bank. The following is a summary of the material features of the Bonus Plan which is qualified in its entirety by the complete provision of the attached bonus plan document, which is Exhibit C hereto.

      The Bonus Plan is a non-qualified plan under ERISA. The Bonus Plan permits the Company to pay a bonus to members of the Board of Directors and executive officers of the Company, the Bank and any subsidiaries the Company may acquire or form in the form of shares of Common Stock. The Bonus Plan authorizes the granting of up to 50,000 shares of Common Stock in the form of bonuses, subject to adjustment in the event of certain capital changes of the Company.

      The Bonus Plan will be administered by the Board of Directors of the Company. The Board of Directors will have the authority to determine the participants to whom bonuses will be granted, the amount of the bonus, and any terms and conditions which may be attached to any shares underlying such bonus. In addition, the Board of Directors shall have the authority to establish such rules and regulations as it may deem it necessary or appropriate for the proper administration of the Bonus Plan.

      In general, bonus share grants will be taxed as compensation income to the grant recipient at the full fair market value of the Common Stock underlying the grant on the date of the grant. The Company is entitled to an income tax deduction for the amount of compensation paid to a participant under the Bonus Plan.

      Shareholder approval for the Bonus Plan is being sought in order to comply with certain requirements of the American Stock Exchange.

                                  OTHER MATTERS

      At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

                              INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 1996 were Arthur Andersen LLP and the Company's Board of Directors has appointed Arthur Andersen LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1997.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

      The Company was not subject to the reporting requirements of Section 12(b) of the Exchange Act during the year ended December 31, 1996, and so the Company's officers, directors and 10% shareholders were not obligated to file reports under Section 16(a) for the year ended December 31, 1996.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                           FOR THE 1998 ANNUAL MEETING

      Any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with its 1998 Annual Meeting must do so no later than December 1, 1997.

                                                                       EXHIBIT A

Article FOURTH of Unity Bancorp, Inc.'s Certificate of Incorporation, as amended, will read as follows:

            FOURTH: (a) The total authorized capital stock of the Corporation shall be 8,000,000 shares, consisting of 7,500,000 shares of Common Stock and 500,000 shares of Preferred Stock which may be issued in one or more classes or series. The shares of Common Stock shall constitute a single class and shall be without nominal or par value. The shares of Preferred Stock of each class or series shall be without nominal or par value, except that the amendment authorizing the initial issuance of any class or series, adopted by the Board of Directors as provided herein, may provide that shares of any class or series shall have a specified par value per share, in which event all of the shares of such class or series shall have the par value per share so specified.

            (b) The Board of Directors of the Corporation is expressly authorized from time to time to adopt and to cause to be executed and filed without further approval of the shareholders amendments to this Certificate of Incorporation authorizing the issuance of one or more classes or series of Preferred Stock for such consideration as the Board of Directors may fix. In an amendment authorizing any class or series of Preferred Stock, the Board of Directors is expressly authorized to determine:

            (i) The distinctive designation of the class or series and the number of shares which will constitute the class or series, which number may be increased or decreased (but not below the number of shares then outstanding in that class or above the total shares authorized herein) from time to time by action of the Board of Directors;

            (ii) The dividend rate of the shares of the class or series, whether dividends will be cumulative, and, if so, from what date or dates;

            (iii) The price or prices at which, and the terms and conditions on which, the shares of the class or series may be redeemed at the option of the Corporation;

            (iv) Whether or not the shares of the class or series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

            (v) Whether or not the shares of the class or series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

            (vi) The rights of the shares of the class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

            (vii) Whether or not the shares of the class or series will have priority over, parity with, or be junior to the shares of any other class or series in any respect, whether or not the shares of the class or series will be entitled to the benefit of limitations restricting the issuance of shares of any other class or series having priority over or on parity with the shares of such class or series and whether or not the shares of the class or series are entitled to restrictions on the payment of dividends on, the making of other distributions in respect of, and the purchase or redemption of shares of any other class or series of Preferred Stock or Common Stock ranking junior to the shares of the class or series;

            (viii) Whether the class or series will have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights; and

            (ix) Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that class or series.

                                                                       EXHIBIT B

                               UNITY BANCORP, INC.
                             1997 STOCK OPTION PLAN

SECTION 1.  PURPOSE

      The Unity Bancorp, Inc. 1997 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Unity Bancorp, Inc. (the "Corporation") and its shareholders by providing directors and officers of the Corporation with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors and officers and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

SECTION 2.  DEFINITIONS

      Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

      "Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

      "Board" means the Board of Directors of the Corporation.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

      "Common Stock" or "Stock" means the common stock, no par value, of the Corporation.

      "Corporation" means Unity Bancorp, Inc. and any present or future subsidiary corporations of Unity Bancorp, Inc. (as defined in Section 424(f) of the Code) or any successor to such corporations.

      "Disability" shall mean permanent and total disability which if a Participant were an employee of the Corporation would be treated as a total disability under the terms of the Corporation's long-term disability plan for employees as in effect from time to time; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 22(e)(3) of the Code.

      "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board of Directors in good faith and in a manner established by the Board from time to time; provided, however, so long as the shares of Common Stock are last sale reported securities, then the "fair market value" of such shares on any date shall be the closing price reported in the consolidated reporting system, on the business day immediately preceding the date in question, as reported on the American Stock Exchange.

      "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

      "Non-Employee Director" shall have the meaning ascribed to such term under Securities and Exchange Commission Rule 16b-3(b)(3).

      "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

      "Option" means an Incentive Stock Option or a Non-Qualified
Stock Option.

      "Participant" means a member of the Board of Directors or employee of the Corporation selected by the Board to receive an Option under the Plan.

      "Plan" means the Unity Bancorp, Inc. 1997 Stock Option Plan.

      "Retirement," with regard to an employee, means termination of employment in accordance with the retirement provisions of any retirement or pension plan maintained by the Corporation or any of its subsidiaries. With regard to a Non-Employee Director, "Retirement" shall mean cessation of service on the Corporation's Board of Directors after age 60 with at least 10 years of service as a member of the Corporation's Board of Directors. For purposes of this provision, service on the Board of Directors of First Community Bank shall be deemed to be service on the Board of Directors of the Corporation.

      "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Corporation.

SECTION 3.  ADMINISTRATION

      (a) The Plan shall be administered by the Board of Directors. Among other things, the Board of Directors shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof.

      (b) Subject to the other provisions of the Plan, the Board of Directors shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

      (c) The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

SECTION 4. ELIGIBILITY AND PARTICIPATION

      Officers, employees and members of the Board of Directors of the Corporation shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board of Directors, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.

SECTION 5. SHARES OF STOCK AVAILABLE FOR OPTIONS

      (a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 50,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grant under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      (b) In the event that the Board of Directors determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remains exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

      (c) Any adjustments under this Section will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

SECTION 6. NON-QUALIFIED STOCK OPTIONS

      6.1   Grant of Non-Qualified Stock Options.

      The Board of Directors may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board of Directors may determine. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

      (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board of Directors on the date the option is granted. Such purchase price shall not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender.

      (b) Terms of Options. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. No Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

      (c) Termination of Service. Except as provided in Section 6.1(d) hereof, unless otherwise determined by the Board of Directors, upon the termination of a Participant's service as an employee or member of the Board of Directors for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

      (d) Exception for Retirement. Notwithstanding the general rule contained in Section 6.1(c) above, all options are exercisable held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the lesser of (i) the remaining term of the option, or (ii) twelve (12) months.

SECTION 7. INCENTIVE STOCK OPTIONS

      7.1   Grant of Incentive Stock Options.

      The Board of Directors may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

      (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender.

      (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board of Directors. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified options.

      (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

      (d) Termination of Employment. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

      Unless otherwise determined by the Board of Directors, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or the beneficiaries of the Participant for one year following the date of the Participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

      (e) Exception for Retirement. Notwithstanding the general rule contained in Section 7.1(d) above, all options held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the lesser of
(i) the remaining term of the option or (ii) twelve (12) months. Any Incentive Stock Option exercised more than three (3) months after a Participant's Retirement will be treated as a Non-Qualified Stock Option.

      (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

SECTION 8. EXTENSION

      The Board of Directors may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with
Section 422 of the Code.

SECTION 9. GENERAL PROVISIONS APPLICABLE TO OPTIONS

      (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board of

Directors considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

      (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board of Directors need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

      (c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Corporation in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation, the Board of Directors may, in its discretion, provide for any one or more of the following actions, as to outstanding options:
(i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

      (d) The Participant shall pay to the Corporation, or make provision satisfactory to the Board of Directors for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board's sole discretion, a Participant (other than a Participant subject to Section 16 of the Act (a "Section 16 Participant"), who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. With respect to Section 16 Participants, upon the issuance of shares of Common Stock in respect of an Option, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Section 16 Participant's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Corporation may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

      (e) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

            (i) a transfer to the employment of the Corporation from a subsidiary or from the Corporation to a subsidiary, or from one subsidiary to another, or

            (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Corporation, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board of Directors otherwise so provides in writing.

      (f) The Board of Directors may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

SECTION 10. MISCELLANEOUS

      (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Corporation's Board of Directors. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

      (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

      (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

      (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

      (e) No member of the Board of Directors shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board of Directors be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board of Directors shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

      (f) Subject to the approval of the shareholders of the Corporation, the Plan shall be effective on the date of such approval. Prior to such approval, Options may be granted under the Plan expressly subject to shareholder approval.

      (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

      (h) Options may not be granted under the Plan after April 24, 2007, but then outstanding Options may extend beyond such date.

      (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

                                                                       EXHIBIT C

                               UNITY BANCORP, INC.
                                STOCK BONUS PLAN

      1. PURPOSE. The Stock Bonus Plan (the "Plan") is intended to provide incentives which will retain highly competent key members of management of Unity Bancorp, Inc. (the "Company"), First Community Bank (the "Bank") and any other subsidiaries, direct or indirect, which the Company may form in the future (collectively, the "Group") by providing them with a bonus in the form of shares of the common stock of the Company, no par value per share ("Stock") pursuant to awards ("Awards") described herein.

      2. ADMINISTRATION. The Board of Directors of the Company (the "Board") shall supervise and administer the Plan. Any questions of interpretation of the Plan or of any Awards issued under it shall be determined by the Board and such determination shall be final and binding upon all persons. The Board is authorized to, subject to the provisions of this Plan, select Participants from among the eligible Participants (as set forth under Section 3) to receive Awards, to determine the number of shares of Stock subject to each Award, to establish the terms and conditions of each such Award, to establish such rules and regulations as the Board deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan as it deems necessary or advisable. All the determinations and interpretations made by the Board shall be binding and conclusive on all Plan Participants and on their legal representatives and beneficiaries.

      3. PARTICIPANTS. Participants shall consist of select key members of management of the Company, including employees and non- employee directors of the Group as the Board may select from time to time.

      4. SHARES RESERVED UNDER THE PLAN. There is hereby reserved for issuance as Awards under the Plan an aggregate of 50,000 shares of Stock.

      5. AWARDS. Awards will consist of shares of Stock transferred to Participants as a bonus for service rendered to the Group. Upon any such grant, the Company shall notify the recipient of the grant and the certificate representing the Stock will be delivered to the Participant as soon as practicable.

      6. DURATION, AMENDMENT, AND TERMINATION. No Award shall be granted more than ten (10) years after the date of adoption of this Plan. The Board may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof.

      7. NOTICE. Any and all notices, consents, offers, acceptances, or any other communications provided for herein shall be given in writing which shall be addressed, in the case of the Company, to its principal office, and in the case of a Participant, to his residence, or to any other address as may be designated by him after giving appropriate notice of such other address to the Company.

      8. BENEFIT. Except as herein otherwise provided, this Plan shall inure to the benefit of and shall be binding upon the Company, its successors and assigns, and a Participant, his executor or legal representative, heirs, legatees, and successors.

      9. CONSTRUCTION. This Plan has been adopted in the State of New Jersey and shall be construed pursuant to the laws of the State of New Jersey in effect at the time of such construction. In construing this Plan, the singular shall be deemed to include the plural, and the masculine the feminine, and vice versa, except where the context clearly requires otherwise.

      10. TITLES. Captions and titles of articles and sections are provided for convenience only and are not intended to affect the substance of this Plan.

      11. NO EMPLOYMENT OR CONTINUED SERVICE. Participation in this Plan shall not be deemed to be a contract between any member of the Group and any Participant. Nothing contained herein may be deemed to give any Participant the right to be retained in the employ of any member of the Group or to continue service of the Board of Directors of any member of the Group.

      12. NO FIDUCIARY RELATIONSHIP. Neither the establishment and maintenance of this Plan, nor any action taken by the Company or the Board hereunder, shall create or be deemed to create a trust or fiduciary relationship of any kind between any member of the Group and any Participant or other person.

                               UNITY BANCORP, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the Board of Directors or any survivor thereof to vote all of the shares of common stock of Unity Bancorp, Inc. ("Unity") standing in the undersigned's name at the Annual Meeting of Stockholders of Unity, to be held at the main office of First Community Bank, 64 Old Highway 22, Clinton, New Jersey 08809, on Friday, April 25, 1997, at 3:30 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

      THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" (i) MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS, (ii) APPROVAL OF THE PROPOSED AMENDMENT TO UNITY'S CERTIFICATE OF INCORPORATION, (iii) APPROVAL OF THE PROPOSED UNITY BANCORP, INC. 1997 STOCK OPTION PLAN, AND (iv) APPROVAL OF THE PROPOSED UNITY BANCORP, INC. 1997 STOCK BONUS PLAN.

      The Board of Directors recommends a vote "FOR" approval of (i) management's nominees to the Board of Directors, (ii) the proposed amendment to Unity's Certificate of Incorporation, (iii) the proposed Unity Bancorp, Inc. 1997 Stock Option Plan, and (iv) the proposed Unity Bancorp, Inc. 1997 Stock Bonus Plan.

      1. Election of the following three (3) nominees to serve as directors of the Company: Robert J. Van Volkenburgh, Walter Hazard, and Peter
            P. DeTommaso.

               |_| FOR ALL NOMINEES

            TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME(S) ON THE LINES BELOW:

               ___________________________________________

               ___________________________________________


               |_| WITHHOLD AUTHORITY FOR ALL NOMINEES

            2. Approval of Proposal 2, the proposed amendment to Unity's Certificate of Incorporation to increase the number of authorized shares of Unity's common stock, as more fully described in the accompanying Proxy Statement.

                  |_| FOR

                  |_| AGAINST

                  |_| ABSTAIN

            3. Approval of Proposal 3, adoption of the proposed Unity Bancorp, Inc. 1997 Stock Option Plan, as more fully described in the accompanying Proxy Statement.

                  |_| FOR

                  |_| AGAINST

                  |_| ABSTAIN

            4. Approval of Proposal 4, the adoption of the proposed Unity Bancorp, Inc. 1997 Stock Bonus Plan, as more fully described in the accompanying Proxy Statement.

                  |_| FOR

                  |_| AGAINST

                  |_| ABSTAIN

            5. In their discretion, such other business as may properly come before the meeting.


Dated: ____________, 1997.                __________________________
                                          Signature
                                          Print Name:


                                          __________________________
                                          Signature
                                          Print Name:

                  (Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

                                          PLEASE DATE, SIGN AND RETURN
                                          THIS PROXY IN THE ENCLOSED
                                          RETURN ENVELOPE.

                                      -3-